INVENTORY	12 Months Ended
Aug. 31, 2013
Inventory Disclosure [Abstract]
INVENTORY
INVENTORY
Components of inventory are:

	As of Aug. 31,
(Dollars in millions)	2013	2012
Finished Goods	$1,079	$1,050
Goods In Process	1,619	1,537
Raw Materials and Supplies	418	395
Inventory at FIFO Cost	3,116	2,982
Excess of FIFO over LIFO Cost	(169)	(143)
Total	$2,947	$2,839

The increase in the excess of FIFO over LIFO cost is primarily the result of increases in certain raw materials and production costs. During 2013, inventory quantities increased, with no liquidation of existing LIFO inventory layers. During 2012, inventory quantities declined, resulting in the liquidation of LIFO inventory layers carried at lower costs than current year purchases and production. The income statement effect of such liquidation on cost of sales was a decrease of approximately $10 million.
Inventory obsolescence reserves are utilized as valuation accounts and effectively establish a new cost basis. The following table displays a roll forward of the inventory obsolescence reserve for fiscal years 2011, 2012 and 2013.

(Dollars in millions)
Balance Aug. 31, 2010	$332
Additions — charged to expense	240
Deductions and other(1)	(234)
Balance Aug. 31, 2011	$338
Additions — charged to expense	266
Deductions and other(1)	(243)
Balance Aug. 31, 2012	$361
Additions — charged to expense	336
Deductions and other(1)	(289)
Balance Aug. 31, 2013	$408

(1)	Deductions and other includes disposals and foreign currency translation adjustments.